UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

Durata Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35599	27-1247903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wacker Drive, Suite 2550

Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 219-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Durata Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 16, 2013. The following is a summary of the matters voted on at that meeting.

(a)	The stockholders of the Company elected Paul R. Edick, Paul A. Friedman, M.D., and Lisa M. Giles as Class I directors to serve until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class I directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Paul R. Edick	13,744,464	58,380	2,161,714
Paul A. Friedman, M.D.	13,745,014	57,830	2,161,714
Lisa M. Giles	13,744,714	58,130	2,161,714

(b)	The stockholders of the Company ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain	Broker Non-Votes
15,116,850	846,708	1,000	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURATA THERAPEUTICS, INC.

Date: May 17, 2013	By:	/s/ Corey N. Fishman
Corey N. Fishman
Chief Financial Officer and Chief Operating Officer
(Principal Financial and Accounting Officer)

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